Exhibit 4(b)

PPL CAPITAL FUNDING, INC.,
Issuer

and

PPL CORPORATION,
Guarantor

TO

THE BANK OF NEW YORK MELLON,
Trustee

Supplemental Indenture No. 4

Dated as of March 15, 2013

Supplemental to the Subordinated Indenture
dated as of March 1, 2007

Establishing a series of Securities designated
2013 Series B Junior Subordinated Notes due 2073

SUPPLEMENTAL INDENTURE No. 4, dated as of March 15, 2013 among PPL CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), PPL CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the “Guarantor”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation, as Trustee (herein called the “Trustee”), under the Subordinated Indenture dated as of March 1, 2007 (hereinafter called the “Original Indenture”), this Supplemental Indenture No. 4 being supplemental thereto. The Original Indenture, as supplemented by this Supplemental Indenture No. 4, and as may be further supplemented or amended from time to time, is hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company and the Guarantor

The Original Indenture was authorized, executed and delivered by the Company and the Guarantor to provide for the issuance by the Company from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and for the Guarantee by the Guarantor of the payment of the principal, premium, if any, and interest, if any, on such Securities.

As contemplated by Sections 301 and 1201(f) of the Original Indenture, the Company wishes to establish a series of Securities to be designated “2013 Series B Junior Subordinated Notes due 2073” to be limited in aggregate principal amount (except as contemplated in Section 301(b) and the last paragraph of Section 301 of the Original Indenture) to $450,000,000, such series of Securities to be hereinafter sometimes called “Series No. 2.”

As contemplated by Sections 201 and 1415 of the Original Indenture, the Guarantor wishes to establish the form and terms of the Guarantees to be endorsed on the Securities of Series No. 2.

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 4 to establish the Securities of Series No. 2 and has duly authorized the issuance of such Securities; the Guarantor has duly authorized the execution and delivery of this Supplemental Indenture No. 4 and has duly authorized its Guarantees of the Securities of Series No. 2; and all acts necessary to make this Supplemental Indenture No. 4 a valid agreement of the Company and the Guarantor, to make the Securities of Series No. 2 valid obligations of the Company, and to make the Guarantees valid obligations of the Guarantor, have been performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE No. 4 WITNESSETH:

For and in consideration of the premises and of the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of Series No. 2, as follows:

ARTICLE ONE

Second Series of Securities

Section 1.  There is hereby created a series of Securities designated “2013 Series B Junior Subordinated Notes due 2073” and limited in aggregate principal amount (except as contemplated in Section 301(b) and the last paragraph of Section 301 of the Original Indenture) to $450,000,000. The forms and terms of the Securities of Series No. 2 shall be established in an Officer’s Certificate of the Company and the Guarantor, as contemplated by Section 301 of the Original Indenture.

Section 2.  As contemplated in Sections 301(e) and 312 of the Original Indenture, the Company shall have the right to extend any interest period and defer the payment of interest for one or more interest periods pursuant to the terms and conditions established in such Officer’s Certificate.

Section 3.  (a) The Company and the Guarantor hereby agree that, subject to the exceptions set forth in Section 3(b) below, if the Company shall have elected to extend any interest payment period and defer payment of interest on the Securities of Series No. 2 as contemplated in Section 312 of the Original Indenture and Section 2 hereof, and any such period, or any extension thereof, shall be continuing, then neither the Guarantor nor the Company shall:

(A)  declare or pay any dividends or distributions on any of their respective capital stock, other than dividends paid in shares of their respective capital stock,

(B)  redeem, purchase, acquire or make a liquidation payment with respect to any of the Company’s or the Guarantor’s capital stock,

(C)  pay any principal, interest or premium on, or repay, repurchase or redeem any of the Company’s or the Guarantor’s debt securities that are equal or junior in right of payment to the Securities of Series No. 2 or the related Guarantees, as the case may be, or

(D)  make any payments with respect to any guarantee of debt securities by the Company or the Guarantor if such guarantee is equal or junior in right of payment to the Securities of Series No. 2 or the related Guarantees, as the case may be (other than payments under the Guarantees).

(b)  The foregoing provisions shall not prevent or restrict the Guarantor or the Company from making, and the Guarantor and the Company shall be permitted at any time to make, any of the following:

(A)  purchases, redemptions or other acquisitions of the Company’s or the Guarantor’s capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents or a stock purchase or dividend reinvestment plan, or the satisfaction of its obligations pursuant to any contract or security outstanding on the date that the payment of interest is deferred requiring it to purchase, redeem or acquire its capital stock,

(B)  any payment, repayment, redemption, purchase, acquisition or declaration of dividend as a result of a reclassification of the Company’s or the Guarantor’s capital stock or the exchange or conversion of all or a portion of one class or series of its capital stock for another class or series of its capital stock,

(C)  the purchase of fractional interests in shares of the Company’s or the Guarantor’s capital stock pursuant to the conversion or exchange provisions of its capital stock or the security being converted or exchanged, or in connection with the settlement of contracts entered into by the Company to sell shares of its capital stock (“Stock Purchase Contracts”),

(D)  dividends or distributions paid or made in the Company’s or the Guarantor’s capital stock (or rights to acquire its capital stock), or repurchases, redemptions or acquisitions of capital stock in connection with the issuance or exchange of capital stock (or of securities convertible into or exchangeable for shares of its capital stock) and distributions in connection with the settlement of Stock Purchase Contracts,

(E)  redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future,

(F)  payments under any preferred trust securities, subordinated debentures, or any junior subordinated debentures, or guarantees of the foregoing, in each case that rank equal in right of payment to the Securities of Series No. 2 or the related Guarantees, so long as the amounts paid, the amounts set aside at such time for payment of such securities and guarantees on the immediately following regularly scheduled interest payment dates therefor and the amounts paid or set aside at such time for payment on the Securities of Series No. 2  on the immediately following Interest Payment Date for the Securities of Series No. 2, are in the same proportion to the full payment to which each series of such securities or guarantees (including the Securities of Series No. 2) is then, or on such immediately following regularly scheduled interest payment dates will be, entitled if paid in full,

(G)  dividends or distributions by the Company on its capital stock to the extent owned by the Guarantor, or

(H)  redemptions, purchases, acquisitions or liquidation payments by the Company with respect to its capital stock to the extent owned by the Guarantor.

Section 4.  The Company hereby agrees that, if the Company shall make any deposit of money and/or Eligible Obligations with respect to any Securities of Series No. 2, or any portion of the principal amount thereof, as contemplated by Section 701 of the Original Indenture, the Company shall not deliver an Officer’s Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, either:

(A)  an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Securities, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall arise only upon the delivery to the Company by the Trustee of a notice asserting the deficiency and showing the calculation thereof and shall continue only until the Company shall have delivered to the Trustee an opinion of an independent public accountant of nationally recognized standing to the effect that no such deficiency exists and showing the calculation of the sufficiency of the deposits then held by the Trustee; or

(B)  an Opinion of Counsel to the effect that the Holders of such Securities, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

Section 5.  The Company and the Guarantor agree that for so long as any Securities of Series No. 2 shall remain outstanding, and notwithstanding Section 1201(c) of the Original Indenture, the Company and the Guarantor shall not enter into any supplemental indenture with the Trustee to provide for any additional Event of Default with respect to the Securities of Series No. 2, without the consent of the Holders of a majority in principal amount of the Securities of Series No. 2 then outstanding.

ARTICLE TWO

Form of Guarantee

Guarantees to be endorsed on the Securities of Series No. 2 shall be in substantially the form set forth below:

[FORM OF GUARANTEE]

PPL Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Guarantor”, which term includes any successor under the Indenture (the “Indenture”) referred to in the Security upon which this Guarantee is endorsed), for value received, hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture. In case of the failure of PPL Capital Funding, Inc., a corporation organized under the laws of the State of Delaware (the “Company”, which term includes any successor under the Indenture), punctually to make any such payment (and subject to the Company’s right to defer the Stated Maturity of interest payments as provided in the Security upon which this Guarantee is endorsed), the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Guarantee. This Guarantee shall constitute a guaranty of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

The obligations evidenced by this Guarantee are, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

The Guarantor shall be subrogated to all rights of the Holder of such Security upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on all Securities issued under the Indenture shall have been paid in full.

This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated March   , 2013

PPL CORPORATION

By:

[END OF FORM]

ARTICLE THREE

Miscellaneous Provisions

Section 1. This Supplemental Indenture No. 4 is a supplement to the Original Indenture. As supplemented by this Supplemental Indenture No. 4, the Indenture is in all respects ratified, approved and confirmed, and the Original Indenture and this Supplemental Indenture No. 4 shall together constitute one and the same instrument.

Section 2. The recitals contained in this Supplemental Indenture No. 4 shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 4.

Section 3. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 4 to be duly executed as of the day and year first written above.

PPL CAPITAL FUNDING, INC.

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Assistant Treasurer

PPL CORPORATION

By:	/s/ Russell R. Clelland
Name: Russell R. Clelland
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President